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EXIBIT 10.16

                               DEED OF PRIORITIES

                                     BETWEEN

                      LLOYDS TSB COMMERCIAL FINANCE LIMITED

                                       AND

                               LLOYDS TSB BANK PLC

                         AND PASCALL ELECTRONICS LIMITED



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THIS DEED is made the 28th day of June 2005 BETWEEN

(1) LLOYDS TSB COMMERCIAL FINANCE LIMITED whose registered office is situate on Boston House, The Little Green, Richmond, Surry TW9 1QE ("LTSBCF")

(2) LLOYDS TSB BANK PLC whose address for the purposes of this Deed is at 39 Threadneedle Street, London EC24 8PT (the "Bank") and

(3) PASCALL ELECTRONICS LIMITED whose registered office is at Brunswick Road, Cobbs Wood, Ashford, Kent TN23 1EB (the "Company")

AND WITNESSES as follows:

1.       Definitions and Interpretation
         ------------------------------

1.1 In this Deed, except where the contest otherwise requires, each of the expressions set out below shall have the following meanings:

         "Administrator" has the same meaning as in Schedule B1 to the Insolvency Act 1986 as introduced by the Enterprise Act 2002;

         "Bank's Security" means a debenture dated 28 June 2005 made between the Company and the Bank;

         "Debts" has the meaning ascribed to it by a Debt Purchase/Agreement (the "Financing Agreement") (as substituted, amended, varied or replaced) dated 28th June 2005 made between LTSBCF and the Company;

         "Financiers" means the Bank and LTSBCF and "Financer" shall mean either of them;

         "LTSBCF's Security" means a debenture dated 28th June 2005 made between the Company and LTSBCF;

         "Non Vesting Debts" means all or any Debts of the Company purchased or to be purchased by LTSBCF pursuant to the Financing Agreement which fail to vest absolutely in LTSBCF for any reason together with the Related Rights (as defined in the Financing Agreement) to such Debts;

         "Receiver" includes a liquidator, an Administrator, an administrative receiver and a receiver and manager;

         "Securities" means the Bank's Security and LTSBCF's Security and "Security" means either of them.

1.2      In this Deed, unless the context otherwise requires:

         (a) references to the parties shall be construed so as to include their respective successors and permitted assigns;


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         (b)      references to a "business day" shall be construed as a
                  reference to a day (other than a Saturday or a Sunday) on which banks are generally open for the transaction of business in Pounds Sterling in London;

         (c)      references to clauses are references to clauses of this Deed;

         (d) references to this Deed shall be to this Deed as amended, varied, supplemental or novated from time to time;

         (e) headings are inserted for ease of reference only and shall be ignored in the construction of this Deed;

         (f) references to any statute or law shall be to such statute or law as re-enacted, amended, extended or replaced from time to time; and

         (g) the singular includes the plural and vice versa and any gender includes the other.

1.3 If there is any conflict or inconsistency between any provision of this Deed and any provision contained within a Security, the provisions of this Deed shall prevail.

2.       Consents and Agreements
         -----------------------

2.1 Insofar as consent is required under the terms of either of the Securities or otherwise the Bank hereby confirms to consent to the creation and continuance of LTSBCF's Security and LTSBCF hereby confirms its consent to the creation and continuance of the Bank's Security.

2.2 Notwithstanding anything to the contrary in the Financing Agreement or LTSBCF's Security, no Debt arising in respect of the sale of a capital asset or otherwise than in the ordinary course of trading shall vest in LTSBCF or constitute a Non Vesting Debt or be the subject of a sale and purchase under the Financing Agreement.

2.3 For the avoidance of doubt, the monies held by the Company with any bank shall be included within the definition of Debts and Non Vesting Debts.

3.       Priorities
         ----------

3.1 All receipts, recoveries and realisations ("realisations") pursuant to the enforcement of the Securities shall be applied in satisfying the monies, obligations and liabilities thereby secured as follows:

         (a) realisations of the Non-Vesting Debts shall be applied:

                  FIRST             to LTSBCF without limit

                  SECOND            to the Bank


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         (b) realisations of all other assets of the Company shall be applied:

                  FIRST             to LTSBCF without limit

                  SECOND            to the Bank

3.2 The amount of any Receiver's remuneration and all outgoings, costs, charges, expenses, liabilities and payments ranking by statute for payment in priority to the amount secured by the Securities shall be deducted from all receipts and recoveries under the Security under which he is appointed prior to their application towards the discharge or satisfaction of the amount secured by the Securities.

3.3 Without prejudice to clause 3.1, for the purposes of the Insolvency Act 1986 (as amended by the Enterprise Act 2002) LTSBCF hereby confirms for the benefit of the Bank that any qualifying floating charge within the meaning of paragraph 14 of Schedule B1 to the Insolvency Act 1986 contained in the Bank's Security is to be treated as having priority over any qualifying floating charge continued in LTSBCF's Security notwithstanding the date of creation of such floating charges.

3.4 Without prejudice to the priority accorded to the Bank's Floating Charge by clause 3.3 of this Deed and insofar as LTSBCF's Floating Charge is a prior charge within the meaning of paragraph 15 of Schedule B1 to the Insolvency Act 1986 (such that the Bank is thereby obliged to notify LTSBCF of its intention to appoint an Administrator before so appointing) LTSBCF hereby irrevocably waives its right to receive such notice. In addition, and within the meaning of paragraph 15(1)(b) of Schedule B1 to the Insolvency Act 1986 LTSBCF irrevocably consents to the appointment of an Administrator by the Bank notwithstanding that no notice of intention to appoint an Administrator shall have been given to it.

3.5 For the avoidance of doubt, nothing contained within this Deed is intended to rank any floating charge contained within the Securities before any fixed charge contained within the Securities.

4.       Continuing Security

         The Securities shall be continuing securities for repayment to the Finances of the money and liabilities thereby secured and the priority arrangements herein contained shall not be affected by any fluctuations in the amount from time to time due owing or incurred by the Company to either of the Financiers or by the existence at any tome of a credit or nil balance on any relevant account of the Company with either Financier.

5.       Enforcement of Security
         -----------------------

5.1 The Financiers shall consult and co-operate with each other to the extent (without any requirement) that:

         (a) the Securities shall so far as practicable be enforced by the same method and at the same time;


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         (b)      in the case of an appointment of a Receiver or Receivers by a
                  Financier under its Security the same person(s) shall be appointed Receiver(s) by the other Financier (if that other Financier shall also make such an appointment).

5.2 The provisions of clause 5.1 shall not prevent either Financier from appointing a Receiver under its Security or from the exercise or enforcement of its Security without any consultation if it considers it expedient to do so, subject to the giving of any notices that may be required pursuant to the Insolvency Act 1986 (as amended by the Enterprise Act 2002).

5.3 If either Financier shall appoint a Receiver under its Security or shall otherwise enforce or exercise its Security it shall promptly give written notice thereof on the other Financier.

6.       Information
         -----------

6.1 Whilst this Deed subsists each Financier shall be at liberty from time to time to disclose to the other information concerning the Company and its affairs in such manner and to such extent as such Financier shall from time to time think fit.

6.2 Each Financier acknowledges the right of the other Financier to the production and delivery of copies of the documents comprising or referred to in its Security.

7.       Compliance with Covenants
         -------------------------

7.1 Provided that the Company shall observe and perform all the covenants in LTSBCF's Security and the Financing Agreement relating to its Debts and Non Vesting Debts and the proceeds of the same then the Company shall be deemed to have complied with all or any of the covenants in the Bank's Security relating to such debts and the proceeds of the same.

7.2 In the event of any monies being received under any insurance covering any of the property or assets charged under the Securities (excluding, for the avoidance of doubt, any credit insurance relating to any Debts) such monies shall (subject to the rights of prior encumbrances, if any) be applied in replacing, restoring or reinstating the property or assets destroyed, damaged or lost unless the Bank otherwise directs in writing.

8.       Operation of Accounts
         ---------------------

8.1 Noting in this Deed shall prevent the Bank operating the bank accounts of the Company in the ordinary course of banking business including, without limitation, collecting cheques and other payment orders and accepting monies for credit of the Company's bank accounts and allowing the Company to draw cheques and other payments and generally to withdraw funds form its bank accounts.

8.2 LTSBCF shall make no claim against the Bank in connection with any Debt the proceeds of which are credit to any account of the Company with the Bank (other than any account in the name of the Company designated as in trust for LTSBCF) unless:


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         (a)      prior to the Bank's receipt of such money the Bank has
                  received notice in writing from LTSBCF that a specified sum of money belongs or will belong to LTSBCF. Such notice shall contain such information as the Bank may reasonably require to enable the Bank to indemnify such credit in the day to day operation of the relevant account of the Company in accordance with the Bank's normal practice; or

         (b) the Bank has procured the payment to the Bank of a sum which to the actual knowledge of the Bank should have been paid to LTSBCF.

         In the circumstances set out in (a) and (b) above, such monies following payment into such account shall be held to the order of LTSBCF and paid to LTSBCF on demand subject to any law, regulation or court order but provided always that if the Bank requires an indemnity from LTSBCF before any such payment to LTSBCF, then LTSBCF shall provide such an indemnity in a form acceptable to the Bank.

9.       Termination.
         ------------

         This Deed shall cease to have effect when either of the Securities shall have been fully discharged.

10.      The Company's Acknowledgment
         ----------------------------

10.1 The Company acknowledges the priorities herein recorded and consents to the remaining terms hereof.

10.2 The Company acknowledges that this Deed does not create any rights in its favour and that it shall not be entitled to rely upon or enforce any of the terms of this Deed against either Financier.

11.      Entire Agreement
         ----------------

         This Deed forms the entire agreement between the parties relating to the priority of their respective Securities and the application of the proceeds thereof and supersedes all earlier meanings, discussions, correspondence, e-mails, facsimile transmissions, telexes, letters and communications, understandings and arrangements of any kind so relating.

12.      Waivers
         -------

12.1 No forbearance or failure by any party to exercise or assert or claim any right or entitlement hereunder shall be construed (in the absence of a written agreement to waive or a written confirmation of a past waiver) as a waiver of that right or entitlement.

12.2 No waiver of any breach of any term of this Deed shall (unless expressly agreed in writing by the waiving party) be construed as a waiver of a future breach of the same term or as authorising a continuation of the particular breach.


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12.3     None of the terms of this Deed is enforceable by any person other than
         LTSBCF and the Bank and their respective successors in title pursuant to the Contracts (Rights of Third Parties) Act 1999. No purchaser dealing with either of the Financiers or any Administrator or Receiver shall be concerned in any way with the provisions of this Deed and shall assume that the Financiers or any such Administrator or Receiver is acting in accordance with the provisions of this Deed.

13.      Variations
         ----------

13.1 Any variation of this Deed shall be binding only if it is recorded in a document signed by or on behalf of each Financier.

13.2 If any substitution, amendment, variation or replacement of the Financing Agreement or any other Agreement alters the definition of `Debts' after the date of execution of the Finance Agreement referred to in the definition of `Debt' in clause 1.1, LTSBCF will, as soon as reasonably practicable, inform the Bank in writing of any such alteration.

14.      Severability
         ------------

         The provisions of this Deed shall be severable and distinct from each other and if at any time any one or more of such provision is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of each of the remaining provisions of this Deed shall not in any way be affected, prejudiced or impaired thereby.

15.      Facilities
         ----------

         Nothing contained in this Deed shall bind either the Bank or LTSBCF to make any advance or repayment or to grant any credit or other facilities the Company.

16.      Time and Indulgence
         -------------------

         Each Financier shall be entitled to grant time or indulgence or to release or compound with the Company or otherwise deal with its Security without reference to the other except to the extent regulated by this Deed.

17.      Counterparts
         ------------

         This Deed may be executed in any number of documents or counterparts each in the like form, all of which taken together shall constitute one and the same documents.

18.      Notices
         -------

18.1 Any notice or other communication given or made under or in connection with the matters contemplated by this Deed shall be in writing.

18.2 Any such notice or other communication shall, subject to clause 18.3 be addressed to the relevant party at its address stated at the beginning of this Deed and, if so addressed, shall be deemed to have been duly given or made as follows:


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         (a)      if sent by personal delivery, upon delivery at the address of the relevant party;

         (b) if sent by first class pre-paid letter post, two client business days after the date of posting;

         (c)      if sent by facsimile transmission:

                  (i)      to the following number:

                           for LTSBCF 0208 332 7761/2

                           or the Bank:

                  (ii) to such other number (if any) as shall previously have been notified by the addressee to the sender for the purpose of the service of notices by facsimile transmission.

         Any notice sent by facsimile in accordance with clause 18.2(c) shall be deemed to have been received by the addressee as soon as sent, save that if it is sent outside the address's normal business hours on a day which is not a working day in the place of receipt it shall be deemed to have been received at 10am on the next following working day.

18.3 A party may notify the other parties to this Deed of a change to its name or address for the purpose of clause 18.2 provided that such notification shall only be effective on:

         (a) the date specified in the notification as the date on which the change is to take place; or

         (b) if no date is specified or the date specified is less than five clear business days after the date on which notice is given, the date falling five clear business days after notice of any such change has been given.

18.4 For the avoidance of doubt, the parties agree that the provisions of this clause shall not apply in relation to the service or any document by which any legal proceedings are commenced or continued or forming any part of such proceedings.

19.      Waiver
         ------

         For the avoidance of doubt it is hereby confirmed that the provisions of this Deed are additional to and not in substitution for any waiver given by the Bank in favour of LTSBCF in respect of Debts purchased by and vesting in LTSBCF.

20.      Law and Jurisdiction
         --------------------

20.1 This Deed is governed by, and shall be construed in accordance with, English law.

20.2 The parties to this Deed irrevocably submit to the exclusive jurisdiction of the English courts to settle any disputes which may arise out of or in connection with this Deed.


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IN WITNESS whereof the parties hereto have executed this Deed and have delivered it on the day and year first above written.

SIGNED and DELIVERED as a Deed on
28th day of June 2005 on behalf of
LLOYDS TSB COMMERCIAL FINANCE LIMITED
by 1.**  /S/ Kevin John Sullivan                     )
         -----------------------------------         )
         duly appointed attorney                     )
                                                     )
                                                     )        Attorney (s) for
                                                     )        Lloyds TSB
   2.**                                              )        Commercial
            --------------------------------         )        Finance Limited
            duly appointed attorney                  )
                                                     )
In the presence of:                                  )
                                                     )
Signature  /S/Loraine Smith                          )
          ----------------------------------         )
                                                     )
Name**   Loraine Smith                               )        Witness (only
         -----------------------------------         )        required if one
                                                     )        attorney signs)
Occupation:  Secretary                               )
             -----------------------------------     )
             Lloyds TSB Commercial Finance Ltd       )
Address: Boston House                                )
         ---------------------------------------     )
             The Little Green                        )
             Richmond                                )
             -----------------------------------     )
             Surrey                                  )
             TW9 1QE                                 )

Signed and Delivered as a Deed
by       Lloyds TSB Bank PLC

by       /S/Paul Geoffrey Goodwin                    )
         ---------------------------------------     )
         duly appointed attorney                     )        Attorney for
                                                     )        Lloyds TSB Bank
                                                     )        PLC

In the presence of

Signature         /S/ David Morgan
                  -----------------------------------
Name of Witness   David Morgan
                  -----------------------------------
Address of Witness
                  -----------------------------------

                  -----------------------------------

                  -----------------------------------


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Signed as a Deed by
PASCALL ELECTRONICS LIMITED

acting by** L.E. Down               )       /S/ L.E. Down
                                            ------------------------------------
a director and ***                  )
         G.M.J. Jefferies           )       /S/ G.M.J. Jefferies
*director/the secretary                     ------------------------------------

Key
**       Insert full Names
*        Delete as applicable


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